Symbol: GABC February 14-15, 2024 KBW Winter Financial Services Conference German American 1 Scan for electronic presentation

Presented By D. Neil Dauby, Chairman and Chief Executive Officer (812) 482-0707 neil.dauby@germanamerican.com Bradley M. Rust, President and CFO (812) 482-0718 brad.rust@germanamerican.com 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2022 as updated and supplemented by our other SEC reports filed from time to time. 3

Indiana & Kentucky Community-focused Financial Services Organization Who We Are 4 $6.2 Billion Total Banking Assets $3.0 Billion Investment & Trust Assets Under Management 900+ Team Members 75 Banking Offices in Indiana & Kentucky

 Out-perform and “out-local” competitors  Build long-term, multi-line client relationships based on trust and customer service excellence  Deliver the right balance of high touch/high tech customer experience  Increase non-interest income  Excel at both organic and targeted M&A growth  Attract, retain, and develop top talent  Accelerate continuous improvement across the organization Our Strategic Position 5 Large enough to serve the most sophisticated clients. Small enough to know our customers by name.

History of Superior Financial Performance 6 Raymond James 2012-2017 and 2019-2021 Community Bankers Cup Recipient KBW/Stifel 2010 though 2022 Bank Honor Roll Recipient Piper Sandler Small Cap All- Star 2012-2013 and 2019-2020 Bank Director Magazine – Bank Performance Scorecard Top 15 National Ranking for 2016 – 2019 ($1 - $5 Billion Publicly-traded Companies) Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 Newsweek Best Banks in America (Indiana) 2020, 2021 & 2024 2022 S&P Global Top 20 Best Performing Banks between $3 and $10 Billion Bank Director Magazine – 2023 Best US Banks Top 50 Publicly Traded Bank for $5 - $50 Billion Twelve Consecutive Years of Increased Dividends Thirteen of the Past Fourteen Years of Improved Earnings Performance Double-Digit Return on Equity for 19 Consecutive Fiscal Years

FINANCIAL TRENDS 7

Total Assets 8 $4,398 $4,978 $5,609 $6,156 $6,152 1.43% 1.32% 1.57% 1.26% 1.43% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 (dollars in millions, except per share amount) Return on Average Assets * 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18.623 mill ion ($14.097 million or $0.48 per share on an after tax basis). **

Loan Portfolio Trends 9 $3,077 $3,088 $3,004 $3,785 $3,971 80% 82% 81% 81% 81% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans (dollars in millions) 65.00% 58.50% 56.62% 52.07% 56.26% 44.89% 31.70% 31.35% 31.86% 31.49% 47.23% 43.83% 40.74% 40.04% 39.71% 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 Line of Credit Utilization Trend Ag - Line Utilization Commercial - Line Utilization Equity Express - Line Utilization

Diversified Loan Portfolio 10 Construction & Development Loans $ 333.6 million 8% Agricultural Loans $ 431.9 million 11% Commercial & Industrial Loans $ 615.6 million 16% Commerical Real Estate Owner Occupied $ 513.5 million 13% Commercial Real Estate Non- Owner Occupied $ 993.1 million 25% Multi-Family Residential Properties $ 334.5 million 8% Consumer Loans $ 77.7 million 2% Home Equity Loans $ 299.2 million 8% Residential Mortgage Loans $ 372.0 million 9% Loan Portfolio Composition & Diversification as of December 31, 2023 Total Loans $ 3,971.1 million Floating 23% Fixed 33% 1 YR Adjustable 10% 3 YR + Adjustable 34% Rate Type Segmentation

Non-Performing Assets to Total Assets 11 0.33% 0.44% 0.26% 0.23% 0.15% 0.45% 0.52% 0.34% 0.29% 0.34% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 GABC Peer Group *Peer Group (St. Louis Federal Reserve District BHC with Total Assets between $3 and $10 billion) Data as of 9/30/23 *

Total Deposits 12 $3,430 $4,107 $4,744 $5,350 $5,253 82% 88% 93% 92% 85% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Non-Maturity Deposit Accounts as % of Total Deposits (dollars in millions) 2019 0.72% 2020 0.35% 2021 0.11% 2022 0.24% 2023 1.10% Cost of Deposts Per Year

13 Commercial $1,562 million 30% Public Fund $1,229 million 23% Retail $2,462 million 47% Non-Interest Bearing Demand $1,493 million 28% Interest Bearing Demand, Savings & Money Market $2,993 million 57% Time Deposits > $100,000 $478 million 9% Time Deposits < $100,000 $289 million 6% Total Deposits: $5,253 million21% of Total Deposits are Uninsured and Uncollateralized as of 12/31/2023. Average Deposit Account Size equals $25,518 Total Deposit Composition as of 12/31/2023

$574 $625 $668 $558 $664 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 (dollars in millions) Total Shareholders' Equity 14

Regulatory Capital Levels 15 16.50% 14.97% 14.26% 11.75% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% Total Capital (to Risk Weighted Assets) Tier 1 (Core) Capital (to Risk Weighted Assets) Common Tier 1 (CET 1) Capital Ratio (to Risk Weighted Assets) Tier 1 Capital (to Average Assets) 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23

Net Interest Income 16 $145,225 $155,243 $160,830 $200,584 $190,433 3.92% 3.63% 3.31% 3.45% 3.58% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Net Interest Margin (Tax-Equivalent) (dollars in thousands)

Net Gains on Sales of Loans $2.4 million 4% Wealth Management $11.7 million 19% Service Charges on Deposit Accounts $11.5 million 19% Insurance Revenues $9.6 million 16% Interchange Fee Income $17.5 million 29% Other Operating Income $7.6 million 13% Total Non- Interest Income $60.3 million Non-Interest Income 17 $45,501 $54,474 $59,462 $59,133 $60,261 24% 26% 27% 23% 24% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Non-Interest Income as % of Total Revenue (dollars in thousands) As of December 31, 2023

Non-Interest Expense 18 $114,162 $117,123 $124,007 $154,191 $144,497 57.4% 54.3% 54.4% 56.6% 55.1% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Efficiency Ratio * 2022 was impacted by acquisition-related expenses for the CUB transaction that closed on January 1, 2022 of $12,323. * (dollars in thousands)

Net Income & Earnings Per Share 19 $59,222 $62,210 $84,137 $81,825 $85,888 $2.29 $2.34 $3.17 $2.78 $2.91 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Earnings Per Share * 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623 ($14,097 or $0.48 per share on an after tax basis). * (dollars in thousands, except per share amounts)

Why Invest in GABC? 20 $1.07 $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 $1.99 $2.29 $2.34 $3.17 $2.78 $2.91 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 As of 12/31 for years shown * Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 ** 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623,000 ($14,097,000 or $0.48 per share on an after tax basis). ***** *** GABC Earnings Per Share Growth

Why Invest in GABC? 21 $0.40 $0.43 $0.45 $0.48 $0.52 $0.60 $0.68 $0.76 $0.84 $0.92 $1.00 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 *Dividends per share adjusted for 3-for-2 stock split completed in 2017 As of 12/31 for years shown * * * * GABC Dividends Per Share Growth

Why Invest in GABC? 22 Diversified Footprint of Rural, Suburban, and Urban Markets Providing a Strong Deposit Franchise Base Along with Significant Organic Growth Opportunities Existing Platform for Continuous Improvement and Operating Efficiency Infrastructure in Place for Perpetuating Ongoing EPS Growth Consistent Strong Dividend Yield and Dividend Pay-out Capacity Long Term Focus and Investment in Digital Optimization and Delivery Proven Executive Management Team Track Record of Consistent Top Quartile Financial Performance Experienced in Operating Plan Execution and M & A Transitions

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